UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2014

MOMENTOUS ENTERTAINMENT GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-194636	46-4446281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

PO Box 861, Sugar Land, Texas 77487-0861
(Address of principal executive offices)

800-314-8912
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240,l4a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (1 7 CFR 240,14d-2(b))

      .Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act ( I 7 CFR 240, 13e-4(c))

Unless otherwise indicated, in this Form 8-K, references to "we," "our," "us," the "Company," "MEG" or the "Registrant" refer to Momentous Entertainment Group, Inc.

8.01 Other Events

On August 30, 2014, Sugar Hill Recording Studios advised MEG that it has submitted MEG’s music CD, The Greatest Story Ever Sung, to NARAS (known for The Grammy's) for consideration in the 2014-15 Awards Program. It has been submitted for best Contemporary Christian Album, best Engineered Album (non-Classical) and best Produced Album (non-classical).

The Company cannot predict the likelihood of actually receiving an award.

(d) Exhibits

NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2014

Momentous Entertainment Group, Inc.

(Registrant)

/s/ Kurt E. Neubauer

KURT E. NEUBAUER

Chief Executive Officer

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